____________________________________________________________

               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D. C.  20549
                    _________________________

                            FORM  T-1

                    STATEMENT OF ELIGIBILITY
            UNDER THE TRUST INDENTURE ACT OF 1939 OF
           A CORPORATION DESIGNATED TO ACT AS TRUSTEE
           ___________________________________________
       CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
        A TRUSTEE PURSUANT TO SECTION 305(b)(2) ________
            ________________________________________

                    THE CHASE MANHATTAN BANK
       (Exact name of trustee as specified in its charter)


New York                                        13-4994650
(State of incorporation                   (I.R.S. employer
if not a national bank)                identification No.)

270 Park Avenue
New York, New York                                   10017
(Address of principal executive offices)        (Zip Code)

                       William H. McDavid
                         General Counsel
                         270 Park Avenue
                    New York, New York 10017
                      Tel:  (212) 270-2611
    (Name, address and telephone number of agent for service)
          ____________________________________________
                       Temple-Inland, Inc.
       (Exact name of obligor as specified in its charter)




Delaware                                        75-1903917
(State or other jurisdiction of           (I.R.S. employer
incorporation or organization)         identification No.)

303 South Temple Drive
Diboll, Texas                                        75941
 (Address of principal executive offices)       (Zip Code)


             ------------------------------------------
                         Debt Securities
               (Title of the indenture securities)
             ------------------------------------------


                             GENERAL

Item 1.                               General Information.

     Furnish the following information as to the trustee:

     (a)Name and address of each examining or supervising authority to which it is subject.

       New York State Banking Department, State House, Albany,
New York  12110.

       Board of Governors of the Federal Reserve System,
Washington, D.C., 20551

       Federal Reserve Bank of New York, District No. 2, 33
Liberty Street, New York, N.Y.

       Federal Deposit Insurance Corporation, Washington, D.C.,
20429.


     (b)Whether it is authorized to exercise corporate trust powers.

       Yes.


Item 2.Affiliations with the Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None.





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Item 16.  List of Exhibits

      List below all exhibits filed as a part of this Statement of Eligibility.

      1. A copy of the Articles of Association of the Trustee as now in effect, including the Organization Certificate and the Certificates of Amendment dated February 17, 1969, August 31, 1977, December 31, 1980, September 9, 1982, February 28, 1985,
December 2, 1991 and July 10, 1996 (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

      2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

      3.  None, authorization to exercise corporate trust  powers being contained in the documents  identified above as Exhibits  1 and 2.

      4.   A copy of  the existing  By-Laws of  the Trustee  (see
Exhibit 4  to  Form T-1  filed  in connection  with  Registration
Statement No. 333-06249, which is incorporated by reference).

      5.  Not applicable.

      6. The consent of the Trustee required by Section 321(b) of the Act (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

      7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

      8.  Not applicable.

      9.  Not applicable.

                            SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, The Chase Manhattan Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 4th day of May, 1998.

                           THE CHASE MANHATTAN BANK

                               By /s/ P. Kelly
                                 ---------------------
                                   /s/   P. Kelly
                                      Vice President
                             -  3 -





                       Exhibit 7 to Form T-1


                          Bank Call Notice

                       RESERVE DISTRICT NO. 2
                CONSOLIDATED REPORT OF CONDITION OF

                      The Chase Manhattan Bank
            of 270 Park Avenue, New York, New York 10017
               and Foreign and Domestic Subsidiaries,
              a member of the Federal Reserve System,

           at the close of business December 31, 1997, in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                                     Dollar Amounts
             ASSETS                                   in Millions


Cash and balances due from depository institutions:
  Noninterest-bearing balances and
  currency and coin................................... $  12,428
  Interest-bearing balances ..........................     3,428
Securities: ..........................................
Held to maturity securities.................               2,561
Available for sale securities......................       43,058
Federal funds sold and securities purchased under
  agreements to resell ...............................    29,633
Loans and lease financing receivables:
  Loans and leases, net of unearned income    $129,260
  Less: Allowance for loan and lease losses      2,783
  Less: Allocated transfer risk reserve              0

  Loans and leases, net of unearned income,
  allowance, and reserve ............................    126,477
Trading Assets
 ......................................................    62,575
Premises and fixed assets (including capitalized
  leases).............................................     2,943
Other real estate owned ..............................       295
Investments in unconsolidated subsidiaries and
  associated companies................................       231
Customers' liability to this bank on acceptances
  outstanding ........................................     1,698
Intangible assets
 ......................................................     1,466
Other assets .........................................    10,268


TOTAL ASSETS .........................................  $297,061
                                                       =========


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                            LIABILITIES

Deposits
  In domestic offices ................................    $94,524
  Noninterest-bearing ....................    $39,487
  Interest-bearing .......................     55,037

  In foreign offices, Edge and Agreement,
  subsidiaries and IBF's .............................     71,162
  Noninterest-bearing ........................$ 3,205
  Interest-bearing ..........................  67,957

Federal funds purchased and securities sold under agree-
ments to repurchase ..................................     43,181
Demand notes issued to the U.S. Treasury .............      1,000
Trading liabilities
 ......................................................     48,903

Other borrowed money (includes mortgage indebtedness
  and obligations under capitalized leases):
  With a remaining maturity of one year or less ......      3,599
  With a remaining maturity of more than one year .
         through three years..........................        253
      With a remaining maturity of more than three years.     132
Bank's liability on acceptances executed and outstanding    1,698
Subordinated notes and debentures ......................    5,715
Other liabilities ......................................    9,896

TOTAL LIABILITIES ....................................    280,063



                           EQUITY CAPITAL

Perpetual preferred stock and related surplus                   0
Common stock ......................................         1,211
Surplus  (exclude all surplus related to preferred stock)  10,291
Undivided profits and capital reserves ...............      5,502
Net unrealized holding gains (losses)
on available-for-sale securities .....................        (22)
Cumulative foreign currency translation adjustments .....      16

TOTAL EQUITY CAPITAL .................................     16,998
                                                           ______
TOTAL LIABILITIES AND EQUITY CAPITAL .................   $297,061
                                                       ==========
I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                    JOSEPH L. SCLAFANI

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the in-structions issued by the appropriate Federal regulatory authority and is true and correct.


                    WALTER V. SHIPLEY         )
                    THOMAS G. LABRECQUE       )   DIRECTORS
                    WILLIAM B. HARRISON, JR.)

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